Supplement dated December 10, 1999
                        to Prospectus dated May 1, 1999
                                      for
                      JEFFERSON PILOT VARIABLE FUND, INC.

This supplement updates certain information contained in the prospectus and, to the extent inconsistent, it supersedes it. You should attach this supplement to the prospectus and retain it with the prospectus for future reference.

On December 31, 1999, Brian Posner will step down as the portfolio manager of the Growth and Income Portfolio. As of that date, the last two sentences of the last paragrpah on page 29 of the prospectus (continuing onto page 30), shall be deleted and replaced by the following:

   Effective January 1, 2000, Stacy Dutton and Scott Lewis will be primarily responsible for day-to-day management of the Growth and Income Portfolio. Ms. Dutton and Mr. Lewis will also be co-managers of the $650 million Warburg Pincus Growth & Income Fund, a fund advised by Credit Suisse Asset Management. Ms. Dutton, a Director with sixteen years of investment experience, joined Warburg Pincus in 1997 and also manages an offshore U.S. Equity Fund for Warburg Pincus. Ms. Dutton holds an M.B.A. from the Wharton School, University of Pennsylvania, and a B.A. from the University of Chicago. Mr. Lewis, a Managing Director with seventeen years of investment experience, joined Warburg Pincus in 1986. He received his M.B.A. and B.S. degrees from New York University.